Exhibit 10.1

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT
AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

This Resignation, Consent and Appointment Agreement and Amendment Agreement (this “Agreement”) is effective as of April 20, 2012 (the “Effective Date”), by and among BNP PARIBAS (“BNP”), in its capacity as Administrative Agent (in such capacity, the “Existing Agent”), and in its capacity as Issuing Bank, under that certain Credit Agreement and other Loan Documents referred to below, the Successor Agent (as defined below), the Successor Issuing Bank (as defined below), and the other parties hereto. Capitalized terms defined in the Credit Agreement have the same meanings when used herein unless otherwise defined herein.
RECITALS
WHEREAS, the Existing Agent serves as Administrative Agent under (a) the Second Amended and Restated Credit Agreement dated as of March 10, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among Legacy Reserves LP (the “Borrower”), the Existing Agent and the other financial institutions party thereto and (b) the other Loan Documents (as defined in the Credit Agreement);
WHEREAS, the Existing Agent desires to resign as Administrative Agent under the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement) and any other documents referred to in the Credit Agreement as to which the Existing Agent is acting as an administrative agent thereunder (collectively, as amended, restated, supplemented or otherwise modified, the “Loan Documents”);
WHEREAS, the Majority Lenders, by entering into this Agreement, are consenting to the appointment of Wells Fargo Bank, National Association (“Wells Fargo”) as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents and the Successor Agent, by entering into this Agreement, accepts such appointment;
WHEREAS, BNP serves as an Issuing Bank (the “Existing Issuing Bank”) under the Credit Agreement and desires to resign as an Issuing Bank thereunder;
WHEREAS, the Borrower, the Successor Agent and the Existing Issuing Bank, by entering into this Agreement, are consenting to the appointment of Wells Fargo as a successor Issuing Bank (in such capacity, the “Successor Issuing Bank”) under the Credit Agreement and the Successor Issuing Bank, by entering into this Agreement, accepts such appointment; and
WHEREAS, Paribas North America, Inc. serves as sub-agent for the Existing Agent with respect to certain Security Instruments entered into in connection with the Credit Agreement (the “BNPP Sub Agent”) and desires to assign any and all liens granted to or held by the BNPP Sub Agent to the Successor Agent in connection with the resignation of the Existing Agent.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Resignation, Consent and Appointment.
(a)    As of the Effective Date (i) the Existing Agent hereby resigns as the Administrative Agent as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation; (ii) the Majority Lenders appoint Wells Fargo as successor Administrative Agent under the Credit Agreement and the other Loan Documents; (iii) Wells Fargo hereby accepts its appointment as Successor Agent under the Credit Agreement and the other Loan Documents; and (iv) the parties hereto authorize each of the Existing Agent, the BNPP Sub Agent and the Successor Agent to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, Uniform Commercial Code financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any UCC financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, intercreditor agreements, or other Loan Documents), as either the Existing Agent or the Successor Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated, including but not limited to the resignation of the Existing Agent and the appointment of the Successor Agent and any amendments to the Credit Agreement and Loan Documents set forth herein, and to maintain the validity, perfection, priority, of, or assign to the Successor Agent, any and all liens and security interests in respect of any and all collateral, and each of the Borrower, the Existing Agent, the BNPP Sub Agent and the Successor Agent hereby agrees to execute and deliver (and the Borrower agrees to cause each applicable guarantor or grantor of collateral to execute and deliver) any documentation reasonably necessary or reasonably requested by the Existing Agent or the Successor Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or assign to the Successor Agent, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the Administrative Agent under any of the Loan Documents.
(b)    As of the Effective Date (i) BNP hereby resigns as an Issuing Bank as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except (A) to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation and (B) with respect to any Letter of Credit issued by it that is outstanding on the Effective Date (as set forth on Schedule 1 hereto, collectively, the “Residual Letters of Credit”), which, until such Residual Letter of Credit is replaced, terminated or otherwise expired, shall remain the obligation of the Existing Issuing Bank in accordance with the terms of the Credit Agreement; (ii) the Borrower, the Successor Agent and the Existing Issuing Bank consent to the appointment of Wells Fargo as a successor Issuing Bank under the Credit Agreement; and (iii) Wells Fargo hereby accepts its appointment as Successor Issuing Bank under the Credit Agreement.
(c)    The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of the Administrative Agent and the BNPP Sub Agent under the Credit Agreement and the other Loan Documents and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent and the BNPP Sub Agent under the Credit Agreement and the other Loan Documents, and each of the Existing Agent and the BNPP Sub Agent is discharged from all of its duties and obligations as the Administrative Agent (or, in the case of the BNPP Sub Agent, as sub-agent for the Administrative Agent) under the Credit Agreement and the other Loan Documents (except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation), in each case as of the Effective Date.

(d)    The parties hereto hereby confirm that the Successor Issuing Bank succeeds to the rights and obligations of the Existing Issuing Bank under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Existing Issuing Bank under the Credit Agreement, and the Existing Issuing Bank is discharged from all of its duties and obligations as an Issuing Bank under the Credit Agreement and the other Loan Documents (except (i) to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation and (ii) with respect to any Residual Letter of Credit, which, until such Residual Letter of Credit is replaced, terminated or otherwise expired, shall remain the obligation of the Existing Issuing Bank in accordance with the terms of the Credit Agreement), in each case as of the Effective Date.
(e)    The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent or thereafter pursuant to or in furtherance of the provisions of this Agreement, and inure to the benefit of the Existing Agent. The parties hereto agree that the Successor Agent shall have no liability for any actions taken or omitted to be taken by the Existing Agent while it served as the Administrative Agent under the Credit Agreement and the other Loan Documents, the BNPP Sub Agent while it served as sub-agent for the Existing Agent under certain Security Instruments or for any other event or action related to the Credit Agreement that occurred prior to the effectiveness of this Agreement. The parties hereto agree that the Existing Agent and the BNPP Sub Agent shall have no liability for any actions taken or omitted to be taken by the Successor Agent as the Administrative Agent under the Credit Agreement and the other Loan Documents.
(f)    The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Issuing Bank, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted to be taken by any of them while the Existing Issuing Bank was acting as an Issuing Bank (including following the Effective Date until such time as no Residual Letters of Credit remain issued and outstanding) and inure to the benefit of the Existing Issuing Bank. The parties hereto agree that the Successor Issuing Bank shall have no liability for any actions taken or omitted to be taken by the Existing Issuing Bank while the Existing Issuing Bank served as an Issuing Bank under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the effectiveness of this Agreement. The parties hereto agree that the Existing Issuing Bank shall have no liability for any actions taken or omitted to be taken by the Successor Issuing Bank as an Issuing Bank under the Credit Agreement and the other Loan Documents.
(g)    The Existing Agent and the BNPP Sub Agent hereby assign to the Successor Agent, effective on and after the Effective Date, any powers of attorney, liens, or security interests and all other rights and interests granted to the Existing Agent and the BNPP Sub Agent, for the ratable benefit of the Lenders and any other secured parties on whose behalf it may be acting under any security documents included within the Loan Documents (collectively, the “Secured Parties”), under the Credit Agreement and other Loan Documents, and the Successor Agent hereby accepts the benefit of all such powers of attorney, liens and security interests and other rights and interests, for its benefit and for the ratable benefit of the Secured Parties.

(h)    On and after the Effective Date, all possessory collateral held by the Existing Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit and on behalf of the Successor Agent and the Secured Parties until such time as such possessory collateral has been delivered to the Successor Agent. Without limiting the generality of the foregoing, any reference to the Existing Agent in any publicly filed document, to the extent such filing relates to the liens and security interests in any collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided that the parties hereto agree that the Existing Agent's role as such collateral representative shall impose no further duties, obligations or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Successor Agent, the Secured Parties or otherwise, and the Existing Agent shall have the full benefit of all of the protective provisions of Article XI (The Agents) and Section 12.03 (Expenses, Indemnity; Damage Waiver) of the Credit Agreement, while serving in such capacity). The Existing Agent agrees to deliver all possessory collateral to the Successor Agent on or promptly following the Effective Date, and the Successor Agent agrees to take possession thereof upon such tender by the Existing Agent.
Section 2. Amendment to Credit Agreement. The definition of “Prime Rate” in Section 1.02 of the Credit Agreement is hereby amended by replacing the reference therein to “BNP Paribas” with “Wells Fargo Bank, National Association”.
Section 3. Waiver of Notices. The Borrower and the Majority Lenders hereby waive any notice, timing or other requirement of the Credit Agreement or the other Loan Documents (including, without limitation, pursuant to Section 2.08(i), Section 11.06 and Section 12.01(c) of the Credit Agreement) related to the resignation of the Existing Agent and/or the Existing Issuing Bank or the appointment or designation of the Successor Agent and/or the Successor Issuing Bank.
Section 4. Representations and Warranties. Each party hereto hereby represents and warrants on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Agreement.
Section 5. Notices. Commencing as of the Effective Date, notices to the Successor Agent and the Successor Issuing Bank in respect of the Credit Agreement or any other Loan Document shall be directed as follows (and any notice provisions of the Credit Agreement and the other Loan Documents are hereby amended to reflect such notice information):
Wells Fargo Bank, N.A.
Attn: Yvette McQueen
1525 West W.T. Harris Boulevard
MAC D1109-019
Charlotte, NC 28262
Fax: 704 590 2782
Phone: 704 590 2706
Yvette.mcqueen@wellsfargo.com

Section 6. Miscellaneous.
6.01. Return of Payments. In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the

Credit Agreement or any other Loan Document, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as Existing Agent, the Existing Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded. The parties hereto agree that any provision of any of the Loan Documents directing the Borrower to make payment to the Existing Agent shall be hereby amended to direct the Borrower to make payment to the account designated by the Successor Agent to the Borrower from time to time.
6.02. Agency Fees.
(a)    The Existing Agent agrees to pay to the Successor Agent, such Successor Agent's ratable share of all agency fees actually paid to the Existing Agent in advance under or in connection with the Credit Agreement, determined based on the portion of the period for which such fees were actually paid in advance from the Effective Date to the end of such period.
(b)    The Borrower agrees to pay to the Successor Agent, from and after the next due date therefor, the same agency fees that were payable to the Existing Agent under or in connection with the Credit Agreement.
6.03. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
6.04. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Delivery of this Agreement by facsimile or email transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
6.05. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
6.06. Interpretation. This Agreement is a Loan Document for all purposes under the Credit Agreement.
6.07. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BNP PARIBAS,
as Existing Agent, Existing Issuing Bank ad as an existing Lender

By:	/s/ Susan S. Kelly
Susan S. Kelly
COO, Structured Finance Americas

By:	/s/ Jean L. MacInnes
Jean L. MacInnes
Director and Senior Counsel

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

PARIBAS NORTH AMERICA, INC.,
as BNPP Sub Agent

By:	/s/ Everett Shenk
Everett Shenk
Chief Executive Officer, BNP Paribas North America

By:	/s/ Bruno d'Illiers
Bruno d'Illiers
Chief Operating Officer , BNP Paribas North America

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Successor Agent, Successor Issuing Bank and as an existing Lender

By:	/s/ Ronald A. Mahle
Ronald A. Mahle
Managing Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

LEGACY RESERVES LP

By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James R. Lawrence
James R. Lawrence
Interim CFO, VP-Finance and Treasurer

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Dorothy Marchand
Senior Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

Bank of America, N.A., as a Lender

By:	/s/ Mike Oullet
Mike Oullet
Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

The Bank of Nova Scotia, as a Lender

By:	/s/ Mark Sparrow
Mark Sparrow
Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce E. Hernandez
Bruce E. Hernandez
Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Chris Benton
Chris Benton
Authorized Signatory

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Mary E. Evans
Mary E. Evans
Associate Director

By:	/s/ Joselin Fernandes
Joselin Fernandes
Associate Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Sharada Manne
Sharada Manne
Managing Director

By:	/s/ Dixon Schultz
Dixon Schultz
Managing Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

UNION BANK, N.A., as a Lender

By:	/s/ Lara Sorokolit
Lara Sorokolit
Assistant Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

Societe Generale, as a Lender

By:	/s/ Anson Williams
Anson Williams
Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

KeyBank, N.A., as a Lender

By:	/s/ Craig Hanselman
Craig Hanselman
Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

West Texas National Bank, as a Lender

By:	/s/ Chris L. Whigham
Chris L. Whigham
Senior Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

CITIBANK, N.A., as a Lender

By:	/s/ John Miller
John Miller
Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

BMO Harris Financing, Inc., as a Lender

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)

Schedule 1
Residual Letters of Credit

1.	Letter of Credit No. 91889201 in the face amount of $20,000

2.	Letter of Credit No. 91889202 in the face amount of $25,000

3.	Letter of Credit No. 91912593 in the face amount of $100,000

SCHEDULE 1 TO RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT
(LEGACY RESERVES LP)